Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

TUNE	Clouty Tune ETF

listed on NYSE Arca, Inc.

June 22, 2023

Supplement to the Prospectus dated April 18, 2023

Effective immediately, the prospectus is revised to indicate that the Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement for future reference.